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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10699) of Tractor Supply Company of our report dated January 22, 1998 appearing on page 16 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP
Nashville, Tennessee
March 18, 1998